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                         MASSMUTUAL INSTITUTIONAL FUNDS
                       Supplement dated December 1, 1999
                      to the Prospectus dated May 3, 1999


The Prospectus is changed as follows:

1. The first full paragraph under the heading "Principal Investment Strategies and Risks" for the MassMutual Small Cap Value Equity Fund is deleted and the following is substituted in its place:

     The Fund invests primarily in stocks, securities convertible into stocks and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund generally invests in publicly traded stocks of companies with market capitalizations in the range of companies in the Russell 2000 Index (between approximately $5 million and approximately $7.0 billion), the Fund's benchmark. Normally, however, at least 65% of the Fund's investments will be in small cap companies. For these purposes, the Fund treats as "small cap" those companies with market capitalizations of up to $1.5 billion at the time of purchase. The Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company's market capitalization grows or falls outside the range of companies in the Russell 2000 Index.

2. The portfolio manager of the MassMutual Small Cap Value Equity Fund changed on December 1, 1999. The description of the former portfolio manager is deleted and the following is substituted in its place:

     Paul S. Szczygiel________________________________________________________
     Principally responsible for the day-to-day management of the Small Cap Value Equity Fund since December 1, 1999. Prior to assuming day-to-day responsibility for managing the Fund, Mr. Szczygiel was actively involved in assisting the previous portfolio manager. Mr. Szczygiel also currently serves as portfolio manager for several other registered and unregistered funds sponsored by David L. Babson with similar investment objectives to the Fund. Mr. Szczygiel is a Chartered Financial Analyst with over 14 years of investment experience, and has been associated with the MassMutual organization since 1994, prior to which he was an Associate Director at Bear Stearns. Mr. Szczygiel is assisted in the day-to-day management of the Fund by a team of David L. Babson investment professionals.

December 1, 1999